SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  July 26, 1999


                       MELLON RESIDENTIAL FUNDING CORPORATION
          (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 1999, which forms Mellon Bank Residential Funding Mortgage Pass-Through Certificates, Series 1999-TBC1.


                       MELLON RESIDENTIAL FUNDING CORPORATION
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-TBC1
              (Exact name of Registrant as specified in its Charter)


                                        DELAWARE
                   (State or Other Jurisdiction of Incorporation)


                333-24453                                23-2889067
                (Commission File Number)                 (I.R.S. Employer
                                                         Identification No.)


                 ONE MELLON BANK CENTER, ROOM 410
                 PITTSBURGH, PENNSYLVANIA                  15258
                 (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (412) 236-6559


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of July 26, 1999.


                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of March 1, 1999.


          Date:  August 3, 1999             By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX



          Document


          Monthly Remittance Statement to the Certificateholders dated as of July 26, 1999.



Mellon Bank   1999-TBC1
Mortgage Pass-Through Certificates


July 26, 1999 Distribution


Contents

TABLE OF CONTENTS


>                                                                  Page

                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                               6
                                                                       4.  Coll
>ateral Report                                                       9
                                                                       5.  Deli
>nquency Report                                                     12
                                                                       6.  REO
>Report                                                             13
                                                                       7.  Prep
>ayment Report                                                      14
                                                                       8.  Prep
>ayment Detail Report                                               17
                                                                       9.  Real
>ized Loss Report                                                   18
                                                                      10.  Real
>ized Loss Detail Report                                            21
                                                                      11.  Trig
>gers, Adj. Rate Cert. and Miscellaneous Report                     22

                                                                           Tota
>l Number of Pages
> 22

                                                            CONTACTS

                                                                            Adm
>inistrator:   Barbara Campbell
                                                                            Dir
>ect Phone Number:   (949)224-8076
                                                                            Add
>ress:   Bankers Trust Company of California, N.A.

>              3 Park Plaza 16th Floor, Irvine, CA 92614

                                                                            Web
> Site:   http://online.bankerstrust.com/invr/
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (949) 253-7575


               ISSUANCE INFORMATION

                              Seller:                       Boston Safe Deposit
> and Trust Company                                       Cut-Off Date:
>     March 1, 1999
                              Certificate Insurer:
>                                                         Closing Date:
>      March 30, 1999
                              Servicer(s):                  The Boston Company
>     Master Servicer                                     First Payment Date:
>  April 26, 1999
                                                            Mellon Mortgage
>  Sub-Servicer


                              Underwriter(s):               Greenwich Capital M
>arkets, Inc.      Lead Underwriter                       Distribution Date:
>    July 26, 1999
                                                            Mellon Financial Ma
>rkets, Inc.      Underwriter                             Record Date:
>      June 30, 1999
                                                                  Underwriter


>                          Page 1 of 22
>          (c) COPYRIGHT 1999 Bankers Trust Company


                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       4

                                                                issue_idperiod
>       t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                MB99B1  199907
>        0  634000       0       0       0       0       1       0       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                MB99B1  199906
>        0 1288995798402.3       0       0       0       2       1       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                MB99B1  199905
>        0798402.3       0       0       0       0       1       0       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                MB99B1  199904
>        0       0       0       0       0       0       0       0       0
> 0       0       0       0       0       0       0       0       0       0
>  0


                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       0

                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t _for_3


                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       0

                                                                issue_idperiod
> sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del _3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t _for_3

                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       0

                                                                issue_idperiod
sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t _for_3


                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0

                                                                issue_idperiod
sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t _for_3


>
>                                         0                               0


t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo _3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_
beg_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0       0       0       0       0       0       0       0      02.46E
>+08
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0798402.3       1       0       0       0       0       0      0 2.5E
>+08
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0       0       0       0       0       0       0       0      02.51E
>+08
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0       0       0       0       0       0       0       0      02.52E
>+08


t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo _3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_ beg_ba


t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3
 t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_ beg_ba


t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo _3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_ beg_ba


t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo _3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_ beg_ba

                                                                       3
>0       0                                                         352.003
>                                                 0       0     0.00323982
                        10911.21 4064806 1353815 1828000       0       6
>4       0                                                         349.611
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
2.44E+08     410     407 2750.67 210400671833.37       0       0       3
>0       0 3890.8576812.51  198.13168085741588444715855368    349349.611510.386
>080.0224890.1182050.022489    0.02    0.02       0       0              0
2.46E+08     416     410 2735.37 1676800452527.1 1828000       0       2
>4       0       077595.85  652.31170704791613150216101955    350350.5739-109.1
>27 0.022490.118172 0.02249    0.02    0.02       0       0    0.003239821
 2.5E+08     417     416 2720.15  284000272867.8       0       0       1
>0       0       078173.53  249.49171086361616755916137947    351351.56988.4278
>32 0.022490.118172 0.02249    0.02    0.02       0       0              0
2.51E+08     417     417 2705.02       0556586.8       0       0       0
>0       0       078597.81       0171466641620349016173812    351352.0027 7.994
>94 0.022490.118174 0.02249    0.02    0.02       0       0              0


>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p


>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p


              0        0.00323982       0       0       0                   0.0
>69
                                                        0                   0.0
>68
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0  Jul-99244.25550.0682
>07                                                0.0088290.9911710.008967
>   0.0072820.1009560.102447        0.08397310.38608 4.86016-1.70154
              0       0.003239821       0       0       0  Jun-99 246.4340.0681
>74                                                0.0158050.9841950.006766
>   0.0067660.174007 0.07824         0.07824-109.127-0.79727-1.26597
              0                 0       0       0       0  May-99250.39410.0681
>74                                                0.0022190.997781
>   0.0022160.026306                 0.026278.4278321.560648
              0                 0       0       0       0  Apr-99250.95370.0681
>74                                                0.0022130.997787
>   0.0022130.026235                0.026235 7.994941.640718


              0                 0       0       0       0

                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA


              0                 0       0       0       0

                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA


              0                 0       0       0       0

                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA


              0                 0       0       0       0

                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA


>
>                                  Printing Pages         Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA  3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       4
>  0
 -2.04022175.839       0       1       0               0       0       0
>        0       0       0               0
>                         3       3Collection Account Repor       6       3
>  0
-1.265973957.327       0       1       0               0       0       0
>        0       0       0               0
>                         4        Credit Enhancement Report              0
1.599628556.8678       0       1                       0       0
>        0       0                       0
>                         5       4Collateral Report              9       3
>  0
1.640718556.5868       0       1                       0       0
>        0       0                       0
>                         6       5Delinquency Report            12       1
>  0

>
>                         7       6REO Report                    13       1

>
>                         8        Foreclosure Report                     0

>
>                         9       7Prepayment Report             14       3
>  0

>
>                        10       8Prepayment Detail Report      17       1

>
>                        11       9Realized Loss Report          18       3
>  0

>
>                        12      10Realized Loss Detail Rep      21       1

>
>                        13      11Triggers, Adj. Rate Cert      22       1

>
>                        14        Other Related Information              0

>
>                        15        Additional Certificate Report          0

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         22


CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA  12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity

CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA  12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity


CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA  12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity


CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA  12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity


# Pages Total # # Standard Pgs per Report
               1               1
       0       4       2       1
       0       3       3       1
               0       1       0
       0       3       3       1
       0       1       1       1
               1               1
               0               0
       0       3       3       1
               1               1
       0       3       3       1
               1               1
               1       1       1
               0               0
               0       1       0
               0               0
               0               0
              22